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                                                                    Exhibit 23.3


                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.


     We hereby consent to the incorporation by reference of our firm in the
Registration Statement of  Form   S-3 of Harken Energy Corporation for the year
ended December 31, 2000.



                                           NETHERLAND, SEWELL & ASSOCIATES, INC.

                                           By:             *
                                               ---------------------------------
                                               Danny D. Simmons
                                               Senior Vice President


Houston, Texas
April 12, 2001